UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-5074

Dreyfus BASIC U.S. Mortgage Securities Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/11

FORM N-CSR

Item 1.      Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Financial Futures
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus BASIC
U.S. Mortgage Securities Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC U.S. Mortgage Securities Fund, covering the six-month period from January 1, 2011, through June 30, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although 2011 began on an optimistic note amid encouraging economic data, by midyear investors returned to a more cautious outlook. The U.S. and global economies continued to grow over the reporting period, but at a relatively sluggish pace. First, manufacturing activity proved unsustainably strong in late 2010 and early 2011, leading to a subsequent slowdown in new orders. Second, turmoil in the Middle East drove oil prices higher and produced an inflationary drag on real incomes.Third, natural and nuclear disasters in Japan added to upward pressure on energy prices, and these unexpected events disrupted the global supply chain, especially in the automotive sector. Finally, in the United States, disappointing labor and housing markets weighed on investor sentiment. U.S. government securities rallied as investors grew more defensive, and most bond market sectors produced positive total returns over the first half of the year.

We expect economic conditions to improve over the second half of 2011. Inflationary pressures appear to be peaking in most countries, including the United States, and we have already seen energy prices retreat from their highs. In addition, a successful resolution to the current debate regarding government spending and borrowing, without major fiscal tightening over the near term, should help avoid a serious disruption to the domestic economy. To assess how these and other developments may affect your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2011, through June 30, 2011, as provided by Robert Bayston, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended June 30, 2011, Dreyfus BASIC U.S. Mortgage Securities Fund achieved a total return of 3.38%.1 In comparison, the fund’s benchmark, the Barclays Capital GNMA Index (the “Index”), achieved a total return of 3.52% for the same period.2

Mortgage-backed securities produced mildly positive results over the first half of 2011 as investors responded first to signs of economic strength and later to evidence of renewed economic weakness.The fund produced a slightly lower return than its benchmark, primarily as a result of fees and expenses that are not considered as part of the benchmark return.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of capital appreciation and current income. The fund invests primarily in Government National Mortgage Association (“Ginnie Mae” or “GNMA”) securities. The fund may also invest in privately issued commercial and residential pass-through securities, and other mortgage-related securities.

Shifting Economic Sentiment Sparked Market Volatility

Investors’ economic outlooks had improved dramatically by the start of 2011 due to improvements in employment, consumer spending and corporate earnings amid a new round of quantitative easing by the Federal Reserve Board (the “Fed”), suggesting that the U.S. recovery was gaining traction. These developments supported prices of riskier assets, but they sent prices of U.S. government securities—including mortgage-backed securities—lower as investors looked forward to a less accommodative monetary policy from the Fed.

Economic optimism was shaken in February, when a wave of political unrest in the Middle East and North Africa led to sharply rising energy

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

prices, and again in March, when devastating natural and nuclear disasters in Japan threatened one of the world’s larger economies. Nonetheless, investors proved resilient, and they continued to favor riskier sectors of the bond market over higher-quality securities.

From late April through mid-June, investor sentiment deteriorated in earnest when Greece appeared headed for default on its sovereign debt, U.S. economic data proved more disappointing than expected and a contentious debate regarding U.S. government spending and borrowing intensified. Higher yielding bonds suffered bouts of heightened volatility, and U.S. government agency securities recovered earlier losses as newly risk-averse investors shifted their focus to traditionally defensive investments. As a result, mortgage-backed securities from Ginnie Mae and other government agencies ended the reporting period with mildly positive total returns.

Security Selection Strategy Buoyed Fund Performance

While the fund’s results generally tracked those of the GNMA securities market over most of the reporting period, our security selection strategy added a degree of value.A focus on higher-coupon mortgages helped boost relative performance when prepayment activity proved to be less robust than historical averages. Typically, when mortgage rates are low, homeowners with higher-rate mortgages seek to refinance, returning principal early to bondholders and reducing future income payments. Although mortgage rates remained near record lows during the reporting period, bondholders benefited when prepayment activity failed to intensify significantly due to tighter bank lending standards and lower home values.

Disappointments during the reporting period proved to be relatively mild, but our duration posture from mid-May through mid-June undermined the fund’s performance relative to its benchmark.We had regarded valuations of U.S. Treasuries as relatively rich after investors had reacted to political instability in Libya and the earthquake in Japan, and we expected yields to rise as these concerns waned.Therefore, we had established a modestly short average duration compared to the benchmark average. This strategy proved to be ill timed when the sovereign debt crisis in Europe intensified, sparking a renewed flight to quality. Consequently, the fund did not participate fully in the market rally at the time. We employed options and interest-rate futures to express the fund’s yield curve and duration strategies.

Finding Opportunities in an Uncertain Market Environment

As of midyear, we expect the economic recovery to gain momentum as it emerges from a current “soft patch.” Nonetheless, we recognize that economic headwinds remain, including high levels of unemployment, the ongoing debate regarding government spending and borrowing and the European sovereign debt crisis. In light of these uncertainties, we have adopted a generally market-neutral investment posture in which we have kept the fund’s duration and yield-curve positions roughly aligned with the benchmark. Otherwise, we have maintained the fund’s emphasis on higher coupon GNMA securities that, in our analysis, are unlikely to see elevated levels of refinancing activity. In our judgment, these are prudent strategies until we see clearer signs that the Fed is preparing for a less accommodative monetary policy.

July 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Performance figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement that may be terminated after May 1, 2012, in which shareholders would be given at least 90 days’ notice if this agreement was to be terminated or modified. Had these expenses not been absorbed, the fund’s return would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital GNMA Index is an unmanaged, total return performance benchmark for the GNMA market consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.The Index is not subject to fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC U.S. Mortgage Securities Fund from January 1, 2011 to June 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2011

Expenses paid per $1,000†	$ 3.28
Ending value (after expenses)	$1,033.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2011

Expenses paid per $1,000†	$ 3.26
Ending value (after expenses)	$1,021.57

† Expenses are equal to the fund’s annualized expense ratio of .65%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2011 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—99.9%	Rate (%)	Date	Amount ($)	Value ($)
Asset-Backed Ctfs./
Home Equity Loans—.3%
Countrywide Asset-Backed
Certificates, Ser. 2007-4, Cl. M5	6.92	9/25/37	125,000	12,882
Equivantage Home Equity Loan
Trust, Ser. 1996-2, Cl. A4	8.05	6/25/27	174,090	161,744
				174,626
Commercial Mortgage
Pass-Through Ctfs.—.4%
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. F	2.84	3/6/20	325,000 [a,b]	320,852
Diversified Banks—.2%
Goldman Sachs Group,
Gtd. Notes	1.63	7/15/11	170,000	170,068
Residential Mortgage
Pass-Through Ctfs.—.9%
Countrywide Home Loan Mortgage
Pass-Through Trust,
Ser. 2002-19, Cl. B1	6.03	11/25/32	267,784 [a]	254,937
GMAC Mortgage Corp. Loan Trust,
Ser. 2004-J1, Cl. M3	5.50	4/25/34	542,948	293,675
GSR Mortgage Loan Trust,
Ser. 2004-12, Cl. 2A2	3.12	12/25/34	152,721 [a]	121,930
				670,542
U.S. Government Agencies/
Mortgage-Backed—97.8%
Federal Home Loan Mortgage Corp.:
4.00%			5,335,000 [c,d]	5,328,267
4.00%, 12/1/40			779,549 [d]	780,272
4.50%, 12/1/24			482,046 [d]	514,009
Stripped Security, Interest Only Class,
Ser. 1987, Cl. PI, 7.00%, 9/15/12			2,449 [d,e]	84
Federal National Mortgage Association:
5.50%			230,000 [c,d]	248,256
6.50%			1,400,000 [c,d]	1,585,282
4.00%, 1/1/25			457,013 [d]	477,176
5.00%, 1/1/18—5/1/39			341,040 [d]	366,162
5.50%, 9/1/39			1,206,861 [d]	1,313,259
6.00%, 4/1/35			311,694 [d]	344,053

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/Mortgage-Backed (continued)
Government National Mortgage Association I:
5.00%	3,735,000 [c]	4,046,058
5.50%	1,005,000 [c]	1,105,971
6.50%	655,000 [c]	744,346
4.00%, 1/15/41	743,449	759,054
4.50%, 5/15/39—10/15/40	4,880,182	5,172,205
5.00%, 5/15/33—3/15/41	4,758,578	5,184,074
5.50%, 6/15/20—9/15/39	8,146,520	9,023,230
6.00%, 10/15/19—9/15/39	2,895,537	3,238,509
6.50%, 9/15/31—2/15/39	215,464	245,665
7.00%, 1/15/24—2/15/24	18,599	21,632
7.50%, 12/15/23	4,765	5,597
8.00%, 1/15/22—12/15/22	94,506	110,722
8.50%, 1/15/20—3/15/22	18,980	21,954
9.00%, 11/15/19—11/15/22	5,318	6,305
9.50%, 9/15/19—10/15/20	2,735	2,865
Government National Mortgage Association II:
4.00%	2,480,000 [c]	2,519,137
4.50%	9,845,000 [c]	10,363,398
5.00%	8,455,000 [c]	9,172,356
4.50%, 12/20/39—3/20/41	1,178,546	1,243,305
5.00%, 9/20/33—4/20/35	917,620	1,003,312
5.50%, 1/20/34—9/20/35	2,278,276	2,520,045
6.00%, 6/20/35—3/20/36	3,789,734	4,208,672
6.50%, 6/20/31—7/20/31	170,624	193,320
7.00%, 12/20/27—8/20/31	305,337	355,818
9.00%, 1/20/20—7/20/25	10,664	12,797
9.50%, 9/20/21—12/20/21	6,806	8,134
		72,245,301
U.S. Treasury Notes—.3%
2.63%, 8/15/20	225,000	217,828
Total Bonds and Notes
(cost $71,866,135)		73,799,217

Short-Term Investments—47.1%
U.S. Government Agencies—22.6%
Federal Home Loan Bank,
0.00%, 7/19/11	16,000,000	15,999,992
Federal Home Loan Bank,
0.01%, 7/20/11	725,000	724,996
		16,724,988

	Principal
Short-Term Investments (continued)	Amount ($)	Value ($)
U.S. Treasury Bills—24.5%
0.00%, 7/21/11	3,000,000	2,999,982
0.01%, 7/28/11	1,860,000	1,859,993
0.01%, 8/11/11	1,115,000	1,114,993
0.02%, 7/14/11	12,000,000	11,999,976
0.08%, 11/17/11	90,000 [f]	89,985
		18,064,929
Total Short-Term Investments
(cost $34,789,869)		34,789,917

Other Investment—1.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,349,000)	1,349,000 [g]	1,349,000

Total Investments (cost $108,005,004)	148.8%	109,938,134
Liabilities, Less Cash and Receivables	(48.8%)	(36,035,644)
Net Assets	100.0%	73,902,490

a Variable rate security—interest rate subject to periodic change.
b Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At June 30, 2011, this security was valued at $320,852 or .4% of net assets.
c Purchased on a forward commitment basis.
d The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Notional face amount shown.
f Held by a broker as collateral for open financial future positions.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	98.1	Asset/Mortgage-Backed	1.6
Short-Term/		Corporate Bonds	.2
Money Market Investments	48.9		148.8

† Based on net assets.
See notes to financial statements.

The Fund	9

STATEMENT OF FINANCIAL FUTURES
June 30, 2011 (Unaudited)

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 6/30/2011 ($)
Financial Futures Short
U.S. Treasury 5 Year Notes	17	(2,026,320)	September 2011	9,430
Financial Futures Long
U.S. Treasury 10 Year Notes	62	7,584,344	September 2011	(20,969)
Gross Unrealized Appreciation				9,430
Gross Unrealized Depreciation				(20,969)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2011 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	106,656,004	108,589,134
Affiliated issuers	1,349,000	1,349,000
Receivable for investment securities sold		248,176
Dividends and interest receivable		237,731
Receivable for shares of Beneficial Interest subscribed		10
Prepaid expenses		15,918
		110,439,969
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		34,243
Cash overdraft due to Custodian		21,675
Payable for open mortgage dollar roll transactions—Note 4		31,927,200
Payable for investment securities purchased		4,450,316
Payable for futures variation margin—Note 4		26,789
Payable for shares of Beneficial Interest redeemed		13,604
Accrued expenses		63,652
		36,537,479
Net Assets ($)		73,902,490
Composition of Net Assets ($):
Paid-in capital		73,957,664
Accumulated undistributed investment income—net		100,789
Accumulated net realized gain (loss) on investments		(2,077,554)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($11,539) net unrealized
(depreciation) on financial futures]		1,921,591
Net Assets ($)		73,902,490
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial interest authorized)		4,552,495
Net Asset Value, offering and redemption price per share ($)		16.23

See notes to financial statements.

The Fund	11

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2011 (Unaudited)

Investment Income ($):
Income:
Interest	1,016,628
Dividends;
Affiliated issuers	1,306
Income from securities lending—Note 1(b)	73
Total Income	1,018,007
Expenses:
Management fee—Note 3(a)	223,890
Shareholder servicing costs—Note 3(b)	55,949
Auditing fees	23,146
Legal fees	16,590
Custodian fees—Note 3(b)	11,921
Registration fees	11,227
Prospectus and shareholders’ reports	5,424
Trustees’ fees and expenses—Note 3(c)	4,757
Loan commitment fees—Note 2	925
Miscellaneous	18,108
Total Expenses	371,937
Less—reduction in management fee due to undertaking—Note 3(a)	(128,394)
Less—reduction in fees due to earnings credits—Note 3(b)	(78)
Net Expenses	243,465
Investment Income—Net	774,542
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,539,910
Net realized gain (loss) on options transactions	75,049
Net realized gain (loss) on financial futures	4,247
Net Realized Gain (Loss)	1,619,206
Net unrealized appreciation (depreciation) on investments	119,807
Net unrealized appreciation (depreciation) on options transactions	(32,208)
Net unrealized appreciation (depreciation) on financial futures	25,678
Net Unrealized Appreciation (Depreciation)	113,277
Net Realized and Unrealized Gain (Loss) on Investments	1,732,483
Net Increase in Net Assets Resulting from Operations	2,507,025

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2011	Year Ended
	(Unaudited)	December 31, 2010
Operations ($):
Investment income—net	774,542	2,179,221
Net realized gain (loss) on investments	1,619,206	1,873,152
Net unrealized appreciation
(depreciation) on investments	113,277	1,653,576
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,507,025	5,705,949
Dividends to Shareholders from ($):
Investment income—net	(820,806)	(2,448,757)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	918,693	5,689,694
Dividends reinvested	692,124	2,090,096
Cost of shares redeemed	(7,238,324)	(19,186,582)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(5,627,507)	(11,406,792)
Total Increase (Decrease) in Net Assets	(3,941,288)	(8,149,600)
Net Assets ($):
Beginning of Period	77,843,778	85,993,378
End of Period	73,902,490	77,843,778
Undistributed investment income—net	100,789	147,053
Capital Share Transactions (Shares):
Shares sold	57,457	360,339
Shares issued for dividends reinvested	43,218	132,455
Shares redeemed	(454,522)	(1,213,221)
Net Increase (Decrease) in Shares Outstanding	(353,847)	(720,427)

See notes to financial statements.

The Fund	13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2011			Year Ended December 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	15.87	15.28	14.90	14.93	14.80	14.92
Investment Operations:
Investment income—net[a]	.16	.40	.52	.63	.69	.65
Net realized and unrealized
gain (loss) on investments	.37	.64	.45	(.01)	.14	(.10)
Total from Investment Operations	.53	1.04	.97	.62	.83	.55
Distributions:
Dividends from
investment income—net	(.17)	(.45)	(.59)	(.65)	(.70)	(.67)
Net asset value, end of period	16.23	15.87	15.28	14.90	14.93	14.80
Total Return (%)	3.38[b]	6.88	6.58	4.27	5.86	3.65
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.00[c]	.99	.96	1.00	.95	.87
Ratio of net expenses
to average net assets	.65[c]	.65	.56	.59	.65	.65
Ratio of net investment income
to average net assets	2.08[c]	2.56	3.43	4.26	4.69	4.36
Portfolio Turnover Rate[d]	267.93[b]	348.58	289.27	386.49	256.52	317.81
Net Assets, end of period
($ x 1,000)	73,902	77,844	85,993	79,929	88,728	103,284

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended June 30, 2011,
December 31, 2010, 2009, 2008,2007 and 2006 were 42.80%, 43.38%, 73.05%, 114.97%, 83.72% and
56.36%, respectively.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC U.S. Mortgage Securities Fund (the“fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The fund enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures and options transactions are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on

The Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board ofTrustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are valued at the mean between the bid and asked price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	174,626	—	174,626
Commercial
Mortgage-Backed	—	320,852	—	320,852
Corporate Bonds†	—	170,068	—	170,068
Mutual Funds	1,349,000	—	—	1,349,000
Residential
Mortgage-Backed	—	670,542	—	670,542
U.S. Government
Agencies/
Mortgage-Backed	—	88,970,289	—	88,970,289
U.S. Treasury	—	18,282,757	—	18,282,757
Other Financial
Instruments:
Futures††	9,430	—	—	9,430

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Liabilities ($)
Other Financial
Instruments:
Futures††	(20,969)	—	—	(20,969)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at June 30, 2011.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition,ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2011, The Bank of New York Mellon earned $39 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended June 30, 2011 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2010 ($)	Purchases ($)	Sales ($)	6/30/2011 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	1,870,000	34,318,000	34,839,000	1,349,000	1.8

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $3,493,621 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2010. If not applied, $1,499,942 of the carryover expires in fiscal 2013, $1,934,751 expires in fiscal 2014 and $58,928 expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2010 was as follows: ordinary income $2,448,757. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager has undertaken, until May 1, 2012, to reduce the management fee paid by the fund, to the extent that the fund’s aggregate annual expenses (exclusive of taxes, brokerage fees, interest and commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of .65% of the value of the fund’s average daily net assets.This agreement may

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

be terminated after May 1, 2012, upon 90 days notice to shareholders. The reduction in management fee, pursuant to the undertaking, amounted to $128,394 during the period ended June 30, 2011.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2011, the fund was charged $23,763 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2011, the fund was charged $16,170 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2011, the fund was charged $1,655 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $78.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2011, the fund was charged $11,921 pursuant to the custody agreement.

During the period ended June 30, 2011, the fund was charged $2,981 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $36,624, shareholder services fees $8,000, custodian fees $5,896, chief compliance officer fees $2,259 and transfer agency per account fees $4,961, which are offset against an expense reimbursement currently in effect in the amount of $23,497.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and options transactions, during the period ended June 30, 2011, amounted to $203,337,939 and $208,962,533, respectively, of which $170,856,865 in purchases and $171,375,198 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at June 30, 2011 are set forth in the Statement of Financial Futures.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates, or as a substitute for an invest-ment.The fund is subject to interest rate risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying finan-

cial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written during the period ended June 30, 2011:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
December 31, 2010	2,150,000	32,250
Contracts written	284,000	93,576
Contracts terminated:
Contracts closed	128,000	56,881	17,134	39,747
Contracts expired	2,306,000	68,945	—	68,945
Total contracts terminated	2,434,000	125,826	17,134	108,692
Contracts Outstanding
June 30, 2011	—	—

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2011:

Average Market Value ($)
Interest rate futures contracts	5,498,469
Interest rate options contracts	14,260

At June 30, 2011, accumulated net unrealized appreciation on investments was $1,933,130, consisting of $2,412,893 gross unrealized appreciation and $479,763 gross unrealized depreciation.

At June 30, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus BASIC U.S. Mortgage Securities Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J, Skapyak, President
Date:	August 19, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	August 19, 2011

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)